CONSOLIDATED BALANCE SHEETS (Parenthetical) - JPY (¥)	Dec. 31, 2020	Mar. 31, 2020
Installment Loans, fair value	¥ 97,321,000,000	¥ 90,893,000,000
Investment in securities, measured at fair value	8,772,000,000	25,295,000,000
Debt Securities, Available-for-sale, Amortized Cost	1,905,978,000,000
Debt Securities, Available-for-sale, Allowance for Credit Loss	0
Other assets, measured at fair value	7,293,000,000	18,206,000,000
Policy liabilities and Policy Account Balances	¥ 290,273,000,000	¥ 300,739,000,000